November 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Small Company Value Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information, as supplemented, each dated July 30, 2013

On November 21, 2013, at a joint meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (“TST”) and Touchstone Funds Group Trust (“TFGT”, and collectively with TST, the “Trusts”), the Board, including those Trustees who are not “interested persons” of the Trusts as such term is defined in the Investment Company Act of 1940, as amended, approved a proposal to reorganize the Touchstone Small Company Value Fund, a series of TST (the “Small Company Value Fund”), into the Touchstone Small Cap Value Fund, a series of TFGT (the “Small Cap Value Fund”, and collectively with the Small Company Value Fund, the “Funds”). The proposal was approved pursuant to an agreement and plan of reorganization (the “Agreement”).  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due, in part, to the Funds’ similar investment goals and investment strategies and comparable expenses.

Pursuant to the Agreement, the Small Company Value Fund will transfer all of its assets and liabilities to the Small Cap Value Fund.  Immediately after the reorganization, shareholders of the Small Company Value Fund will own shares of the Small Cap Value Fund that are equal in value to the shares of the Small Company Value Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Small Company Value Fund will not incur any sales charges or other transaction charges as a result of the reorganization.  Shareholders of record of the Small Company Value Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in January 2014.  Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on March 14, 2014, all classes of the Small Company Value Fund will be closed to investments by new investors, except that the Small Company Value Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 14, 2014.  It is currently anticipated that the reorganization will be consummated as of the close of business on or about March 21, 2014.  It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the Small Company Value Fund or its shareholders.

For more information about the Small Cap Value Fund’s investment goals, strategies, and risks, see its prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FTVAX-S1-1307